Income Taxes (FY)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
10.INCOME TAXES

The Company has incurred losses since inception, which have generated net operating loss carryforwards and capital loss carryforwards of approximately $108.5 million and $9.8 million for federal and California income tax purposes, respectively. These carryforwards are available to offset future taxable income and expire beginning in 2018 through 2037 for federal income tax purposes and beginning in 2030 through 2033 for California income tax purposes. In addition, the Company has research and development tax credit carryforwards for federal and state income tax purposes as of December 31, 2017 of $1.8 million and $1.0 million, respectively. The federal credits will begin to expire in 2019 unless utilized and the state credits have an indefinite life.
Utilization of the loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required under Internal Revenue Code Section 382 (“Section 382”), as well as similar state and foreign provisions. These ownership changes may limit the amount of loss carryforwards that can be utilized annually to offset future taxable income. In general, an “ownership change” as defined by Section 382 results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups. Since the Company’s formation, the Company has raised capital through the issuance of capital stock on several occasions which, combined with the purchasing stockholders’ subsequent disposition of those shares, likely resulted in such an ownership change, or could result in an ownership change in the future upon subsequent disposition.
During the first quarter of 2017, the Company completed a study to assess whether an ownership change occurred and determined that there have been multiple ownership changes since the Company’s formation. As a result, utilization of the loss carryforwards are subject to an annual limitation under Section 382, which was determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term, tax-exempt rate. These limitations resulted in the expiration of the majority of the Company’s loss carryforwards. These loss carryforwards that have expired due to these limitations have been removed from deferred tax assets with a corresponding reduction of the valuation allowance with no net effect on income tax expense or the effective tax rate. Despite the assessment completed during the first quarter of 2017, additional ownership changes may have occurred subsequent to the completion of the study, which would continue to limit utilization of any future loss carryforwards.
Deferred tax assets consist of the following (in thousands):

	December 31,
	2017	2016
Net operating tax loss and capital loss carryforwards	$23,463	$68,672
Capitalized research and development costs	4,620	5,270
Research and development tax credits	1,923	1,659
Deferred compensation	—	46
Other accruals and reserves	721	1,214
Basis of intangible assets	3,658	3,870
Total deferred tax asset	34,385	80,731
Less valuation allowance	(34,385)	(80,731)
Net deferred tax asset	$—	$—
The federal net operating loss carryforwards and tax credit carryforwards resulted in a noncurrent deferred tax asset as of December 31, 2017 and 2016 of approximately $25.4 million and $70.3 million, respectively. In consideration of the Company’s accumulated losses and the uncertainty of its ability to utilize this deferred tax asset in the future, the Company has recorded a full valuation allowance as of such dates.
The Company follows the provisions of income tax guidance which provides recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. The guidance requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities. Tax positions that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company’s Federal income tax returns for 2014 to 2017 are still open and subject to audit. In addition, net operating losses and capital losses arising from prior years are also subject to examination at the time they are utilized in future years. Unrecognized tax benefits, if recognized, would have no effect on the Company’s effective tax rate. The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. For the years ended December 31, 2017 and 2016, the Company has not recorded any interest or penalties related to income tax matters. The Company does not foresee any material changes to unrecognized tax benefits within the next twelve months.
A reconciliation of the Company’s unrecognized tax benefits for the years ended December 31, 2017 and 2016, are as follows (in thousands):

	Year Ended December 31,
	2017	2016
Beginning balance	$3,047	$2,882
Change in current period positions	34	68
Change in prior period positions	(2,368)	97
Ending balance	$713	$3,047
The reconciliation of income taxes computed using the statutory United States income tax rate and the provision (benefit) for income taxes for the years ended December 31, 2017 and 2016, are as follows:

	Year Ended December 31,
	2017	2016
Federal statutory tax rate	(34)%	(34)%
Change in rate	165%	—%
Valuation allowance	(360)%	81%
Deferred tax true-ups	227%	(5)%
Revaluation of warrants	2%	(34)%
Permanent differences	1%	(4)%
Tax credits	(1)%	(4)%
Income tax expense	—%	—%
US Tax Reform
On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (“Tax Act”). The legislation significantly changes U.S. tax law by, among other things, reducing the US federal corporate tax rate from 35% to 21%, implementing a territorial tax system and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries.
Pursuant to the Securities and Exchange Commission Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), given the amount and complexity of the changes in tax law resulting from the Tax Act, the Company has not finalized the accounting for the income tax effects of the Tax Act. This includes the provisional amounts recorded related to the transition tax, re-measurement of the deferred taxes and the change to our valuation allowance. The impact of the Tax Act may differ from this estimate, during the one-year measurement period due to, among other things, further refinement of the Company's calculation, changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the Tax Act.
In connection with our initial analysis of the impact of the Tax Act, the Company has recorded provisional amounts for the revaluation of deferred tax assets and liabilities. We have remeasured our deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21% plus state and local tax. The Company recorded a provisional decrease related to our deferred tax assets and liabilities of $19.5 million as a result of the tax rate decrease, with a corresponding adjustment to our valuation allowance for the year ended December 31, 2017.